UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 19, 2015

(Date of earliest event reported)

BLUE WATER PETROLEUM CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-169770	46-2934710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6025 S. Quebec, Suite 100, Centennial, CO	80111
(Address of principal executive offices)	(Zip Code)

(888) 498-8880
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Intent to Form a Joint Venture:

On or about June 1, 2015, Blue Water Petroleum Corp. (“BWPC”) entered into a Letter of Intent to form a 50/50 joint venture with VEP Viscos Energy Partners Limited (“VEP”), a Cyprus company, for the purpose of housing and operating microwave technology for crude oil sludge treatment for the territory of the USA. VEP is currently in the process of filing a new patent for its sludge treatment technology and once filed, all rights in relation to the new sludge treatment patent shall be transferred to BWPC Water for the territory of the USA.  This transaction is contingent upon BWPC meeting certain funding requirements.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits:  99.1

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 19, 2015	By:	/s/ Thomas Hynes
Thomas Hynes
	Title:	Chief Executive Officer

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